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EXHIBIT 10.2

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR
(2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE STATE SECURITIES AND BLUE SKY LAWS.

               Warrant To Purchase 250,000 Shares of Common Stock

              IELEMENT CORPORATION SUCCESSOR TO MAILKEY CORPORATION

                   Date of Issuance: ____________________, 200

No.  _______

        THIS CERTIFIES that, for value received, ___________________________________, or its assigns (in either case, the
"Holder") is entitled to purchase, subject to the provisions of this Warrant, from IElement Corporation, a Nevada corporation (the "Company"), at the price per share set forth in Section 9 hereof, that number of shares of the Company's common stock (the "Common Stock") set forth in Section 8 hereof. This Warrant is referred to herein as the "Warrant" and the shares of Common Stock issuable pursuant to the terms hereof are sometimes referred to herein as "Warrant Shares."

        1. HOLDER EXERCISE OF WARRANT. This Warrant shall only be exercisable in whole. To exercise this Warrant in whole, the Holder shall deliver to the Company at its principal office, (a) a written notice, in substantially the form of the exercise notice attached hereto as EXHIBIT A (the "Exercise Notice"), of the Holder's election to exercise this Warrant, which notice shall specify the number of shares of Common Stock to be purchased, (b) a check (or wire transfer of funds) in the amount of the aggregate exercise price for the Warrant Shares being purchased, and (c) this Warrant. The Company shall as promptly as practicable, and in any event within twenty (20) days after delivery to the Company of (i) the Exercise Notice, (ii) the check (or wire transfer of funds) mentioned above, and (iii) this Warrant, execute and deliver or cause to be executed and delivered, in accordance with such notice, a certificate or certificates representing the aggregate number of shares of Common Stock specified in such notice, provided this Warrant has vested on or prior to

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the date such notice is delivered. Each certificate representing Warrant Shares shall bear the legend or legends required by applicable securities laws as well as such other legend(s) the Company requires to be included on certificates for its Common Stock. The Company shall pay all expenses and other charges payable in connection with the preparation, issuance and delivery of such stock certificates except that, in case such stock certificates shall be registered in a name or names other than the name of the Holder, funds sufficient to pay all stock transfer taxes that are payable upon the issuance of such stock certificate or certificates shall be paid by the Holder at the time of delivering the Exercise Notice. All shares of Common Stock issued upon the exercise of this Warrant shall be validly issued, fully paid, and nonassessable.

        The Warrant shall expire on December 31, 2007 (the "Expiration Date"). The Investor may exercise the warrant at any time prior to the Expiration Date. The Company has no restriction on the sale or transfer of the Warrant or Warrant Shares; HOWEVER, the Investor is required to comply with all state and U. S. laws and regulations relating to security sales and transfers.

        2. REGISTRATION RIGHTS. The Company agrees not to file a registration statement with the SEC, other than on Form 10, Form S-4 (except for a public reoffering or resale) or Form S-8 without first having registered (or simultaneous registering) the Common Stock or Warrant Shares.

        3. RESERVATION OF SHARES. The Company hereby covenants that at all times during the term of this Warrant there shall be reserved for issuance such number of shares of its Common Stock as shall be required to be issued upon exercise of this Warrant.

        4. FRACTIONAL SHARES. This Warrant may be exercised only for a whole number of shares of Common Stock, and no fractional shares or scrip representing fractional shares shall be issuable upon the exercise of this Warrant.

        5. TRANSFER OF WARRANT AND WARRANT SHARES. The Holder may sell, pledge, hypothecate, or otherwise transfer this Warrant, in whole, in accordance with and subject to the terms and conditions set forth in the Subscription Agreement and then only if such sale, pledge, hypothecation, or transfer is made in compliance with the act or pursuant to an available exemption from registration under the act relating to the disposition of securities, and is made in accordance with applicable state securities laws.

        6. LOSS OF WARRANT. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, or destruction of this Warrant, and of indemnification satisfactory to it, or upon surrender and cancellation of this Warrant, if mutilated, the Company will execute and deliver a new warrant of like tenor.

        7. RIGHTS OF THE HOLDER. No provision of this Warrant shall be construed as conferring upon the Holder the right to vote, consent, receive dividends or receive notice other than as expressly provided herein. Prior to exercise, no provision hereof, in the absence of affirmative action by the Holder to exercise this Warrant, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the holder for the purchase price of any warrant shares or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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        8.      NUMBER OF WARRANT SHARES. This Warrant shall be exercisable for two hundred fifty thousand (250,000) shares of the Company's Common Stock, as adjusted in accordance with this Agreement.

        9.      EXERCISE PRICE; ADJUSTMENT OF WARRANTS.

                a. DETERMINATION OF EXERCISE PRICE. The per share purchase price (the "Exercise Price") for each of the Warrant Shares purchasable under this Warrant shall be equal to Ten Cents ($0.10).

                b. ADJUSTMENT FOR MERGERS OR REORGANIZATION, ETC. In case of any consolidation or merger of the Company with or into another corporation or the conveyance of all or substantially all of the assets of the Company to another corporation, this Warrant shall be exercisable into the number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Company deliverable upon exercise of this Warrant would have been entitled upon such consolidation, merger or conveyance; and, in any such case, appropriate adjustment (as determined by the Board of Directors of the Company) shall be made in the application of the provisions herein set forth with respect to the rights and interest thereafter of the holder of this Warrant, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonable may be, in relation to any shares of stock or other property thereafter deliverable upon the exercise of this Warrant.

                c. NO IMPAIRMENT. THE COMPANY WILL NOT, THROUGH ANY REORGANIZATION, TRANSFER OF ASSETS, CONSOLIDATION, MERGER, DISSOLUTION, ISSUE OR SALE OF SECURITIES OR ANY OTHER VOLUNTARY ACTION, AVOID OR SEEK TO AVOID THE OBSERVANCE OR PERFORMANCE OF ANY OF THE TERMS TO BE OBSERVED OR PERFORMED HEREUNDER BY THE COMPANY, BUT WILL AT ALL TIMES IN GOOD FAITH ASSIST IN THE CARRYING OUT OF ALL THE PROVISIONS OF THIS SECTION AND IN THE TAKING OF ALL SUCH ACTION AS MAY BE NECESSARY OR APPROPRIATE IN ORDER TO PROTECT THE EXERCISE RIGHTS OF THE HOLDER OF THIS WARRANT AGAINST IMPAIRMENT.

                d. ISSUE TAXES. The Company shall pay issue taxes that may be payable in respect of any issue or delivery of shares of Common Stock on exercise of this Warrant, in whole; provided, however, that the Company shall not be obligated to pay any transfer taxes resulting from any transfer requested by any holder in connection with any such exercise.

                e. RESERVATION OF STOCK ISSUABLE UPON CONVERSION. The Company shall at all times reserve and keep available out of its authorized but unissued shares of common stock, solely for the purpose of effecting the exercise of this Warrant, such number of its shares of common stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of authorized but unissued shares of common stock shall not be sufficient to effect the exercise of this Warrant, the Company will take all appropriate corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of common stock to such number of shares as shall be sufficient for such purpose.

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        10.     CERTAIN DISTRIBUTIONS. In case the Company shall, at any time, prior to the Expiration Date, declare any distribution of its assets to holders of its common stock as a partial liquidation, distribution or by way of return of capital, other than as a dividend payable out of earnings or any surplus legally available for dividends, then the Holder shall be entitled, upon the proper exercise of this Warrant in whole prior to the effecting of such declaration, to receive, in addition to the shares of common stock issuable on such exercise, the amount of such assets (or at the option of the Company a sum equal to the value thereof at the time of such distribution to holders of common stock as such value is determined by the Board of Directors of the Company in good faith), which would have been payable to the Holder had it been a holder of record of such shares of common stock on the record date for the determination of those holders of Common Stock entitled to such distribution.

        11. DISSOLUTION OR LIQUIDATION. In case the Company shall, at any time prior to the Expiration Date, dissolve, liquidate or wind up its affairs, the Holder shall be entitled, upon the proper exercise of this Warrant in whole and prior to any distribution associated with such dissolution, liquidation, or winding up, to receive on such exercise, in lieu of the shares of Common Stock to which the Holder would have been entitled, the same kind and amount of assets as would have been distributed or paid to the Holder upon any such dissolution, liquidation or winding up, with respect to such shares of Common Stock had the Holder been a holder of record of such share of Common Stock on the record date for the determination of those holders of Common Stock entitled to receive any such dissolution, liquidation, or winding up distribution.

        12. RECLASSIFICATION OR REORGANIZATION. In case of any reclassification, capital reorganization or other change of outstanding shares of common stock of the Company (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of an issuance of common stock by way of dividend or other distribution or of a subdivision or combination), the Company shall cause effective provision to be made so that the Holder shall have the right thereafter by exercising this Warrant, IN ACCORDANCE WITH THE Unit Subscription Agreement, to purchase the kind and amount of shares of stock and other securities and PROPERTY RECEIVABLE UPON SUCH RECLASSIFICATION, CAPITAL REORGANIZATION OR OTHER CHANGE, BY A HOLDER OF THE PROPORTIONAL EQUITY OWNERSHIP IN COMMON STOCK WHICH MIGHT HAVE BEEN PURCHASED UPON EXERCISE OF THIS WARRANT IMMEDIATELY PRIOR TO SUCH RECLASSIFICATION OR CHANGE. ANY SUCH PROVISION SHALL INCLUDE PROVISION FOR ADJUSTMENTS WHICH SHALL BE AS NEARLY EQUIVALENT AS MAY BE PRACTICABLE TO THE ADJUSTMENTS PROVIDED FOR IN THIS WARRANT. THE FOREGOING PROVISIONS OF THIS
SECTION 12 SHALL SIMILARLY APPLY TO SUCCESSIVE RECLASSIFICATIONS, CAPITAL REORGANIZATIONS AND CHANGES OF SHARES OF COMMON STOCK. IN THE EVENT THAT IN ANY SUCH CAPITAL REORGANIZATION, RECLASSIFICATION, OR OTHER CHANGE, ADDITIONAL SHARES OF COMMON STOCK SHALL BE ISSUED IN EXCHANGE, CONVERSION, SUBSTITUTION OR PAYMENT, IN WHOLE, FOR OR OF A SECURITY OF THE COMPANY OTHER THAN COMMON STOCK, ANY AMOUNT OF THE CONSIDERATION RECEIVED UPON THE ISSUE THEREOF BEING DETERMINED BY THE BOARD OF DIRECTORS OF THE COMPANY SHALL BE FINAL AND BINDING ON THE HOLDER.

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        13.     MISCELLANEOUS.

                a. SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors and assigns of the parties, except to the extent otherwise provided herein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                b. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada without regard to the principles of conflict of laws thereof.

                c. COUNTERPARTS; DELIVERY BY FACSIMILE. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of this Agreement may be effected by facsimile.

                d. TITLES AND SUBTITLES. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

                e. NOTICES. Unless otherwise provided, any notice required or permitted hereunder shall be given by personal service upon the party to be notified, by nationwide overnight delivery service or upon deposit with the United States Post Office, by certified mail, return receipt requested and: (i) if to the Company, addressed to IElement Corporation., 17194 Preston Road, Suite 102 PMB 341, Dallas, TX 75248, or at such other address as the Company may designate by notice to each of the Investors in accordance with the provisions of this Section; and (ii) if to the Warrant holder, at the address indicated on the signature page hereof, or at such other addresses as such Holder may designate by notice to the Company in accordance with the provisions of this Section.

                f. AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either prospectively or retroactively), only with the written consent of the Company and a majority in interest of the Holders.

                g. ENTIRE AGREEMENT. This Agreement, the Memorandum (including the exhibits and schedules thereto) by and between the Company and the Holder, constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties hereto.



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        IN WITNESS WHEREOF, the undersigned hereby sets is hand and seal this:

        ___________ day of _________________, 200 .


IElement Corporation.


By: ____________________________________
    Name: Ivan Zweig
    Title: Chief Executive Officer


Investor Name:  _____________________________________

Investor Address:  __________________________________

_____________________________________________________

_____________________________________________________




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                                WARRANT EXHIBIT A

                               NOTICE OF EXERCISE

                (To be signed only upon exercise of the Warrant)

TO: I Element Corporation, successor to Mailkey Corporation.

        The undersigned hereby irrevocably elects to exercise the purchase rights represented by the Warrant granted to the undersigned on ______________________, 200 and to purchase thereunder ______________* shares of
Common Stock of IElement Corporation. (the "Company") and herewith encloses either payment of $__________________________________ or instructions regarding the manner of exercise permitted under Section 1 of the Warrant, in full payment of the purchase price of such shares being purchased.

Dated: ______________________________



____________________________________________________
(Signature must conform in all respects to name of holder as specified on the face of the Warrant)


____________________________________________________
(Please Print Name)


____________________________________________________
(Address)


* Insert here the number of shares being exercised, without making any adjustment for additional Common Stock of the Company nor accounting for recapitalization or reorganization of the Company following the original date of the Unit Subscription Agreement, other securities or property which, pursuant to the adjustment provisions of the Warrant, may be deliverable upon exercise.


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                                WARRANT EXHIBIT B

    (To be used by IElement Corporation. to give notice to Warrant Holders of
                         CALL to exercise the Warrant)

                                 NOTICE OF CALL

To: The Holder of IElement Corporation Warrant.


Name: _______________________________________________
                 (name of Warrant Holder)


Address:____________________________________________

        ____________________________________________

        ____________________________________________


        Notice is hereby given to you that IElement Corporation. (the "Company") hereby elects to exercise its "call" option to sell shares of common stock ("Common Stock") of the Company to you, the Investor, as of the Warrant Call Date, at the Exercise Price and for the number of shares written below, all pursuant to that certain Subscription Agreement and Warrant by and between the Company and you. You are required to exercise your right to purchase common shares of the Company within the time and for the price per share as stated in the said Warrant or you will lose your right to purchase Company common shares on the terms and conditions as stated in said Warrant.

Call Date:__________________________________________

Intended Number of Shares:__________________________

Share Dollar Amount:________________________________

Price Per Share: $0.10

IElement Corporation.


By:__________________________________    Dated this __ day of _________ 200__.
   Name:_____________________________
   Title:____________________________


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